Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.66008%



        Excess Protection Level
          3 Month Average   4.83%
            February, 1998   4.63%
            January, 1998   4.74%
            December, 1997   5.11%


        Cash Yield                                  16.74%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.28%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $ 34,488,564,555.67


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,197,230,037.18